LONG-TERM INVESTING IN A SHORT-TERM WORLD(SM)

                                                            SEMIANNUAL REPORT TO
                                                     SHAREHOLDERS FOR THE PERIOD
                                                            ENDED MARCH 31, 2000

[LOGO]

Seeking long-term growth of capital,
current income and growth of income

KEMPER U.S. GROWTH AND
INCOME FUND

    "... This enhancement [to our investment process] enabled us to increase the fund's exposure to sectors that are heavily populated by low- or non-dividend-paying stocks, such as those in the technology sector. This helped the fund's performance. ..."

                                                             [KEMPER FUNDS LOGO]

CONTENTS
3
ECONOMIC OVERVIEW
5
PERFORMANCE UPDATE
7
TERMS TO KNOW
8
INDUSTRY SECTORS
9
LARGEST HOLDINGS
10
PORTFOLIO OF INVESTMENTS
14
FINANCIAL STATEMENTS
17
FINANCIAL HIGHLIGHTS
19
NOTES TO FINANCIAL STATEMENTS

AT A GLANCE

 KEMPER U.S. GROWTH AND INCOME FUND TOTAL RETURNS
 FOR THE SIX-MONTH PERIOD ENDED MARCH 31, 2000 (UNADJUSTED FOR ANY SALES CHARGE) [BAR GRAPH]

                                                 KEMPER U.S. GROWTH AND      KEMPER U.S. GROWTH AND      LIPPER MULTI-CAP VALUE
KEMPER U.S. GROWTH AND INCOME FUND CLASS A         INCOME FUND CLASS B         INCOME FUND CLASS C       FUNDS CATEGORY AVERAGE*
------------------------------------------       ----------------------      ----------------------      -----------------------
8.59                                                      8.19                        8.21                        7.88

RETURNS AND RANKINGS ARE HISTORICAL AND DO NOT GUARANTEE FUTURE PERFORMANCE. INVESTMENT RETURNS AND PRINCIPAL VALUES WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN ORIGINAL COST.

*LIPPER ANALYTICAL SERVICES, INC. RETURNS AND RANKINGS ARE BASED UPON CHANGES IN NET ASSET VALUE WITH ALL DIVIDENDS REINVESTED AND DO NOT INCLUDE THE EFFECT OF SALES CHARGES; IF SALES CHARGES HAD BEEN INCLUDED, RESULTS MIGHT HAVE BEEN LESS FAVORABLE.

 NET ASSET VALUE

                                     AS OF     AS OF
                                    3/31/00   9/30/99
 .........................................................
    KEMPER U.S. GROWTH AND INCOME
    FUND CLASS A                    $10.81     $9.99
 .........................................................
    KEMPER U.S. GROWTH AND INCOME
    FUND CLASS B                    $10.78     $9.98
 .........................................................
    KEMPER U.S. GROWTH AND INCOME
    FUND CLASS C                    $10.77     $9.97
 .........................................................

 KEMPER U. S. GROWTH AND INCOME
 FUND LIPPER RANKINGS AS OF 3/31/00*

 COMPARED WITH ALL OTHER FUNDS IN THE LIPPER MULTI-CAP VALUE FUNDS CATEGORY

                            CLASS A               CLASS B               CLASS C
 ..........................................................................................
    1-YEAR             #213 of 480 funds     #231 of 480 funds     #230 of 480 funds
 ..........................................................................................

 DIVIDEND REVIEW

 DURING THE SIX-MONTH PERIOD, THE FUND PAID THE FOLLOWING DIVIDENDS PER SHARE:

                                                   INCOME
                                                  DIVIDEND
 ....................................................................
    KEMPER U.S. GROWTH AND INCOME FUND
    CLASS A                                        $0.037
 ....................................................................
    KEMPER U.S. GROWTH AND INCOME FUND
    CLASS B                                        $0.017
 ....................................................................
    KEMPER U.S. GROWTH AND INCOME FUND
    CLASS C                                        $0.018
 ....................................................................

YOUR FUND'S STYLE

 MORNINGSTAR EQUITY STYLE BOX

[MORNINGSTAR EQUITY STYLE  Source: Data provided by Morningstar, Inc. Chicago,
BOX] Il (312) 696-6000. The Equity Style Box placement is based on two variables: a fund's market capitalization relative to the movements of the market, and a fund's valuation, which is calculation by comparing the stocks in the fund's portfolio with the most recent of the three market-cap groups.
                           THE STYLE BOX REPRESENTS A SNAPSHOT OF THE FUND'S
                           PORTFOLIO ON A SINGLE DAY. PLEASE NOTE THAT STYLE
                           BOXES DO NOT REPRESENT AN ASSET ASSESSMENT OF RISK
                           AND DO NOT REPRESENT FUTURE PERFORMANCE. THE FUND'S
                           PORTFOLIO CHANGES FROM DAY-TO-DAY. A LONGER-TERM
                           VIEW IS REPRESENTED BY THE FUND'S MORNINGSTAR
                           CATEGORY, WHICH IS BASED ON AN ACTUAL INVESTMENT
                           STYLE AS MEASURED BY ITS UNDERLYING PORTFOLIO
                           HOLDINGS. MORNINGSTAR HAS PLACED KEMPER U.S. GROWTH
                           AND INCOME FUND IN THE LARGE VALUE CATEGORY. PLEASE
                           CONSULT THE PROSPECTUS FOR A DESCRIPTION OF INVEST-
                           MENT POLICIES.

SCUDDER KEMPER INVESTMENTS, THE INVESTMENT MANAGER FOR KEMPER FUNDS, IS ONE OF THE LARGEST AND MOST EXPERIENCED INVESTMENT MANAGEMENT ORGANIZATIONS IN THE WORLD, MANAGING MORE THAN $290 BILLION IN ASSETS FOR INSTITUTIONAL AND CORPORATE CLIENTS, RETIREMENT AND PENSION PLANS, INSURANCE COMPANIES, MUTUAL FUND INVESTORS AND INDIVIDUALS. SCUDDER KEMPER INVESTMENTS OFFERS A FULL RANGE OF INVESTMENT COUNSEL AND ASSET MANAGEMENT CAPABILITIES BASED ON A COMBINATION OF PROPRIETARY RESEARCH AND DISCIPLINED, LONG-TERM INVESTMENT STRATEGIES.
ECONOMIC OVERVIEW

DEAR KEMPER FUNDS SHAREHOLDER,

As spring moves along towards summer, there isn't much to complain about. For all the yammering about the "new" economy, the old economy is doing pretty well. Consumers may hanker for a new GPS handset or a Palm Pilot, but they lust after a suburban mansion with a garage big enough to hold their luxury car and SUV -- and state and local governments are laying old-fashioned asphalt almost as fast as businesses are building the information superhighway. Satisfying both old and new desires got the economy off to a fast start in the new century -- GDP growth rose at an annual rate of more than 5 percent in the first quarter. Even with a modest slowdown possible in the second half, growth for the year 2000 is likely to be close to 5 percent.

  So everyone is happy, right? Well, almost everyone. Consumers seldom have felt so confident; businesspeople seldom have behaved so expansively. But there's still one grump: Federal Reserve Board Chairman Alan Greenspan, who's become increasingly worried that rapid growth will bring on inflation.

  Despite Greenspan's attempt to slow spending by raising interest rates, consumers are still splurging, and they show no signs of stopping. We know this because shoppers are buying the big-ticket items they usually purchase early in a cycle -- items such as personal computers, mobile phones, jewelry, fancy kitchen appliances, exercise equipment and big boats.

  Why are consumers still buying despite Greenspan's attempts to slow their splurging? There are three answers: deflation, wealth and easy credit.

  Falling prices have made big-ticket items almost irresistible. Since 1997, prices of kitchen appliances have fallen 4.5 percent, TVs and VCRs 16 percent and sporting equipment 6.5 percent. Even auto showrooms no longer produce sticker shock, and drivers have responded with gusto, buying a record 16.9 million cars and light trucks in 1999. 2000 is likely to be the first year in which automotive sales top 17 million.

  Some of that spending has been made possible by stock market gains: Wall Street has handed out windfalls to almost anyone holding equities in the past few years. But consumers who don't own stocks are also spending, thanks to a decade of debt. Young, poor or new to America? In the 1990s, it didn't matter; lenders still loved you. While high-income families have been borrowing less, those lower on the income scale have been borrowing more.

  But it's not just consumers that Greenspan is concerned about; businesses are splurging as well. During 1999, businesses increased spending on computers and peripherals by 35 percent and spending on communications equipment by 25 percent (both after adjusting for price declines). Far from slowing down this year, we expect investment in these two categories to accelerate -- to 40 percent growth for computers and 30 percent growth for communications equipment.

  And just like consumers, businesses are borrowing to buy. You may think that with booming sales, entrepreneurs are cash-rich. But while 1999 saw economy-wide earnings jump 10 percent and profits of Standard and Poor's (S&P) 500 companies leap nearly 14 percent, internal cash covered less than 84 percent of capital spending. With the exception of 1998, that's the lowest on record. Last year alone, corporate debt shot up by more than 11 percent to $560 billion. New economy companies are no exception; they have more debt than most people realize, issuing more than half of all convertible bonds.

  All this debt could cause problems. Although we've increased our 2001 inflation outlook to nearly 3 percent -- an entire percentage point higher than our prediction three months ago -- we're not particularly worried about inflation. It's the heavy borrowing we're concerned about. Debt continues to exceed income growth, and when Greenspan succeeds in slowing the economy with higher interest rates (which he will succeed in doing), all of the debt American consumers and businesses are taking on could be tricky to handle. Private financial obligations must be paid with personal income and corporate profits. When the economy slows, personal income stagnates and corporate profits often fall -- which makes it harder to pay off those debts. Consumers and businesses may have to sell their assets to pay off the debt, and they may risk going into default.

  That being the case, a gradual economic slowdown may be in everyone's best interest. But "gradual" is the key. Both the old and new economy have a lot riding on the Fed's ability to rein in growth softly and smoothly, because abrupt slowdowns encourage consumers and businesses to sell assets -- and perhaps risk bankruptcy -- to pay off debt, as described above.

 ECONOMIC OVERVIEW

 ECONOMIC GUIDEPOSTS

   ECONOMIC ACTIVITY IS A KEY INFLUENCE ON INVESTMENT PERFORMANCE AND SHAREHOLDER DECISION-MAKING. PERIODS OF RECESSION OR BOOM, INFLATION OR DEFLATION, CREDIT EXPANSION OR CREDIT CRUNCH HAVE A SIGNIFICANT IMPACT ON MUTUAL FUND PERFORMANCE.
       THE FOLLOWING ARE SOME SIGNIFICANT ECONOMIC GUIDEPOSTS AND THEIR INVESTMENT RATIONALE THAT MAY HELP YOUR INVESTMENT DECISION-MAKING. THE 10-YEAR TREASURY RATE AND THE PRIME RATE ARE PREVAILING INTEREST RATES. THE OTHER DATA REPORT YEAR-TO-YEAR PERCENTAGE CHANGES.
   [BAR GRAPH]

                                           NOW (3/31/00)           6 MONTHS AGO            1 YEAR AGO            2 YEARS AGO
                                           -------------           ------------            ----------            -----------
10-year Treasury rate (1)                       6.00                   6.10                   5.20                   5.60
Prime rate (2)                                  9.00                   8.25                   7.75                   8.50
Inflation rate (3)*                             3.70                   2.60                   1.80                   1.40
The U.S. dollar (4)                             1.10                  -0.90                  -0.50                   4.10
Capital goods orders (5)*                      10.10                   4.70                   5.50                  11.50
Industrial production (5)*                      5.10                   3.50                   3.10                   5.30
Employment growth (6)                           2.30                   2.20                   2.30                   2.60

(1) FALLING INTEREST RATES IN RECENT YEARS HAVE BEEN A BIG PLUS FOR FINANCIAL ASSETS.
(2) THE INTEREST RATE THAT COMMERCIAL LENDERS CHARGE THEIR BEST BORROWERS.
(3) INFLATION REDUCES AN INVESTOR'S REAL RETURN. IN THE LAST FIVE YEARS, INFLATION HAS BEEN AS HIGH AS 6 PERCENT. THE LOW, MODERATE INFLATION OF THE LAST FEW YEARS HAS MEANT HIGH REAL RETURNS.
(4) CHANGES IN THE EXCHANGE VALUE OF THE DOLLAR IMPACT U.S. EXPORTERS AND THE VALUE OF U.S. FIRMS' FOREIGN PROFITS.
(5) THESE INFLUENCE CORPORATE PROFITS AND EQUITY PERFORMANCE.
(6) AN INFLUENCE ON FAMILY INCOME AND RETAIL SALES.
*DATA AS OF 2/29/00.

SOURCE: ECONOMICS DEPARTMENT, SCUDDER KEMPER INVESTMENTS, INC.


  A gradual slowdown seems to be what the Fed is seeking, but for all of Greenspan's semi-tough talk, some indicators suggest that monetary policy has actually been lax. Broad money and credit creation have vastly exceeded economic activity since 1995, and no central bank can allow that to continue indefinitely without creating inflation. If we begin to see higher core inflation, the Fed will have to deal with all that money it's created in a less gradualist manner -- and that could get tricky. Financial turmoil accompanied each of the Fed's last two efforts to slow the economy down. In 1994, there was a bond market meltdown that resulted in a Mexican debt crisis. After a more timid Fed tightening in 1997, crises in Asia were followed by problems with Russian debt, Brazilian debt and a large American hedge fund. We don't think this is a coincidence: The global debt market is so vast and interconnected that it's highly vulnerable to a rise in the cost of its basic raw material -- short-term funds.

  Let's hope, then, that the Fed can slow the economy without upsetting the financial applecart, because that could affect everyone. After all, the old economy and the new economy are wedded in many ways. Much of the money that flows to IPOs is available because mature industries have borrowed to carry out mergers and share buybacks. Old economy companies are the biggest customers of new economy products. And e-commerce sites are all about moving traditional goods over old-fashioned highways. Despite a lot of talk about old and new, we're all in this economy together.

Sincerely,

Scudder Kemper Investments Economics Group

THE INFORMATION CONTAINED IN THIS PIECE HAS BEEN TAKEN FROM SOURCES BELIEVED TO BE RELIABLE, BUT THE ACCURACY OF THE INFORMATION IS NOT GUARANTEED. THE OPINIONS AND FORECASTS EXPRESSED ARE THOSE OF THE ECONOMIC ADVISORS OF SCUDDER KEMPER INVESTMENTS, INC. AS OF MAY 8, 2000, AND MAY NOT ACTUALLY COME TO PASS. THIS INFORMATION IS SUBJECT TO CHANGE. NO PART OF THIS MATERIAL IS INTENDED AS AN INVESTMENT RECOMMENDATION.

TO OBTAIN A KEMPER FUNDS PROSPECTUS, DOWNLOAD ONE FROM WWW.KEMPER.COM, TALK TO YOUR FINANCIAL REPRESENTATIVE OR CALL SHAREHOLDER SERVICES AT (800) 621-1048. THE PROSPECTUS CONTAINS MORE COMPLETE INFORMATION, INCLUDING MANAGEMENT FEES AND EXPENSES. PLEASE READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

PERFORMANCE UPDATE

[MILLARD PHOTO]

KATHLEEN MILLARD JOINED SCUDDER KEMPER INVESTMENTS, INC. IN 1991 AS A PORTFOLIO MANAGER, HAVING BEGUN HER INVESTMENT CAREER IN 1983. MILLARD HAS MORE THAN 15 YEARS OF INVESTMENT INDUSTRY EXPERIENCE AS A PORTFOLIO MANAGER SPECIALIZING IN VALUE-STYLE PORTFOLIOS AND IS A CHARTERED FINANCIAL ANALYST. MILLARD IS JOINED BY PORTFOLIO MANAGER GREGORY ADAMS, WHO JOINED THE ORGANIZATION IN 1999. ADAMS IS A CHARTERED FINANCIAL ANALYST AND HAS 12 YEARS OF INVESTMENT MANAGEMENT EXPERIENCE. INVESTMENT PROFESSIONALS INCLUDING ECONOMISTS, RESEARCH ANALYSTS, TRADERS AND OTHER SPECIALISTS THROUGHOUT THE UNITED STATES AND ABROAD SUPPORT THE TEAM.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME, BASED ON MARKET AND OTHER CONDITIONS.

LEAD PORTFOLIO MANAGER KATHLEEN MILLARD DISCUSSES HOW THE FUND'S ENHANCED INVESTMENT PROCESS ENABLED IT TO TAKE PART IN SOME OF THE GAINS MADE BY THE TECHNOLOGY SECTOR.

Q     HOW DID THE FUND PERFORM DURING THE SIX-MONTH PERIOD?

A     The fund's Class A shares gained 8.59 percent unadjusted for any sales charge. The Standard & Poor's 500 stock index gained 17.50 percent, and the Russell 1000 Value index gained 5.94 percent. The fund's relative underperformance to the S&P is due to its value orientation in a momentum market dominated by growth stocks -- specifically from the technology sector.

Q     AS YOU NOTE, A SELECT GROUP OF GROWTH STOCKS DOMINATED MARKET RETURNS OVER
THE SIX-MONTH PERIOD, INCREASING THE DISPARITY OF PERFORMANCE BETWEEN GROWTH AND VALUE. HOW DID THIS IMPACT THE FUND?

A     This has certainly been a difficult time for value investors. The already narrow market tightened even further as the number of stocks that posted strong gains declined and an ever-larger group of stocks lost ground or provided only modest returns.

  This environment affected many funds that invest in stocks with value characteristics, including Kemper U.S. Growth And Income and its peers. According to Lipper Analytical Services, Inc., an independent analyst of investment performance, multi-cap value funds reported an average return of 7.88 percent for the six-month period. This compares with the fund's 8.59 percent return for the same period. Relative to its benchmark, the fund trailed the
17.50 percent return of the unmanaged S&P 500 stock index, reflecting, in part, the significant component of technology in the index and its exceptional performance over the period.

Q     THE FUND'S STOCK SCREENING PROCESS WAS CHANGED LAST SUMMER. DID THE CHANGE
ALTER THE FUND'S INVESTMENT OBJECTIVE OR POSITIONING?

A     We did modify our selection criteria last summer so that we would not have to rely solely on a relative dividend yield strategy to uncover undervalued stocks. In short, we added several criteria -- including price/earnings and price/cash flow ratios -- to our selection process. This enhancement [to our investment process] enabled us to increase the fund's exposure to sectors that are heavily populated by low- or non-dividend-paying stocks, such as those in the technology sector. This helped the fund's performance.

Q     HOW DID THE CHANGE IN PROCESS HELP OR HURT THE FUND DURING THE REPORTING
PERIOD?

A     Our exposure to technology made a big difference. We significantly increased our holdings in the technology area in the fourth quarter, while remaining true to our discipline of investing in attractively valued stocks. Technology, which comprised about 6.4 percent of the portfolio at the end of September, increased to about 23 percent by the end of March. We added technology holdings such as Electronic Data Systems, America Online, Compaq Computer, Intel and IBM, and we increased our positions in Oracle and Hewlett-Packard. While the increased exposure to technology helped tremendously, our benchmark -- the

PERFORMANCE UPDATE

S&P 500 -- still held a larger sector weighting (about 33 percent of the index as of March 31, 2000). We attribute our underperformance directly to our smaller weighting in technology stocks.

Q     WHERE DID YOU FIND TRUE VALUE IN THE HIGH-FLYING TECHNOLOGY SECTOR?

A     Within technology, we maintained a very modest weighting in hardware companies and implemented material positions in software, semiconductors and telecommunications. Many of these types of companies were trading at what we believed to be very attractive valuations last fall. Since then, many have rebounded significantly and thus helped the fund's performance.

  Intel is a perfect example of a great value opportunity. The stock sold at a deep discount last year relative to other large-capitalization technology stocks. We purchased the stock right in front of an earnings acceleration. The stock has performed extremely well since we added it to the portfolio. This was a case in which volatility in the technology sector provided an opportunity. We believe that Intel still has a great deal of upside potential this year, and we plan to hold on to the stock until it reaches our price target or until its fundamentals deteriorate, which we don't anticipate happening anytime soon.

Q     WHAT COMPANIES HELPED PERFORMANCE?

A Corning, one of the fund's largest holdings, was a significant contributor to the portfolio. The company is a major beneficiary of the explosive demand for bandwidth that is being driven by the Internet. This is not only boosting sales of Corning's traditional fiber-optic cable products, but fueling new high-growth areas such as photonic components as well. We've held the stock in the fund for several years, and its valuation has risen tremendously with its success. We continue to see a great deal of upside growth potential for this company, which, we believe, will sustain its higher valuation. Of course, if its valuation rises past a point that we believe is sustainable, we'll most likely reduce our position.

  Other contributors included media giant Disney and Schlumberger, an oil service company. Disney was a true turnaround story, with the company's earnings having declined for several consecutive quarters. We met with Michael Eisner and Disney's other top management several times during the period. Based on those meetings and our internal research, we decided that the company was still well positioned and capable of posting stronger earnings, and therefore we added the stock to our portfolio. Our assessment was correct, and the stock has made strong gains over the last six months, helping the fund's performance.

  Schlumberger had been hurt by the depressed crude oil prices of late 1998 and 1999. Although oil prices began rising in 1999, it has taken a while to catch up with and benefit oil service companies such as Schlumberger. During the period, however, we've seen a pickup in demand for oil service products, which has had a positive impact on this stock. We expect that demand will continue to grow.

Q     YOU MENTIONED THAT THE DEMAND FOR OIL AND OIL SERVICES HAS PICKED UP. HOW
DID THE FUND'S ENERGY SECTOR PERFORM DURING THE PERIOD, AND WHAT IS YOUR OUTLOOK FOR IT IN THE FUTURE?

A     Demand did pick up late in the period. However, this increase in demand did not come soon enough to offset earlier losses in the energy sector. Our energy holdings, as a whole, were somewhat disappointing during the period. We do see the opportunity for improved performance in this area going forward.

  We don't, however, make big sector investments based on where we think the overall economy or markets might be going. Our valuation model, company fundamentals, and risk control measures that we employ determine the fund's sector weightings. With regard to the energy sector, we have an overweight position in this area mainly because valuations are attractive and our earnings forecast for many companies in this sector is very strong. The higher price of oil should also help the earnings of a number of companies, and we have attempted to invest in the best names that meet our criteria in this area.

Q     THE FUND INVESTS A LARGE PORTION OF ITS ASSETS IN FINANCIAL SERVICES. HAS
THE RISING-INTEREST-RATE ENVIRONMENT HURT THE PERFORMANCE OF THESE STOCKS?

A     Clearly, rising interest rates have had a negative impact on the financial services sector. However, our strategy in the financial services area has been to emphasize companies with scale and

PERFORMANCE UPDATE

global reach. We have overweighted the insurance segment for two reasons: These companies are generally not as exposed to the negative effects of rising interest rates as are other financial service stocks, and we expect a pricing recovery for property and casualty companies.

  We also have a position in banks. However, compared with value benchmarks, our position is underweighted. For the most part, banks, which tend to be sensitive to interest-rate moves, struggled throughout much of the period. We did see a split in the group: the larger banks with capital markets exposure performed better and posted strong earnings, while smaller regional banks lagged. However, in March, the sector as a whole advanced, outperforming most other areas of the market. Our financials rallied too and helped the fund's performance. We need to see signs of improving fundamentals before increasing our commitment to this sector.

Q     ASIDE FROM INCREASING THE FUND'S TECHNOLOGY INVESTMENTS, WHAT OTHER
CHANGES DID YOU MAKE TO THE PORTFOLIO?

A     We focused on making the fund's portfolio more sector neutral -- more in line with its benchmark, the S&P 500. We believe that one of our core competencies is fundamental research and analysis of companies. As such, we believe that a bottom-up approach to investing makes more sense than trying to determine which sectors are going to benefit going forward.

  With this in mind, we moved out of some illiquid and smaller-cap holdings and reduced our exposure to communications stocks. The fund's holdings of regional Bell operating companies and other communications companies had previously comprised about 17 percent of assets. At the end of the period, communications stocks represented just 10 percent of the portfolio. This is still more than the S&P 500 communications sector weighting of about 8 percent.

Q     DOES THAT REPRESENT A MAJOR CHANGE TO THE PORTFOLIO?

A     No, not really. We see these adjustments to the fund's holdings as more of a fine-tuning that enables us to better focus on undervalued stocks rather than undervalued sectors.

Q     WHAT IS YOUR OUTLOOK FOR THE FUND?

A     Over the long term, we believe that the fund's broadened investment universe will provide us with additional opportunities to outperform our benchmark, the S&P 500. We are working to achieve first-quartile performance among our peers, and while the enhancements have only recently been implemented and may take time to show results, we are confident that we will be able to achieve both of these goals over time. We believe the fund's portfolio is quite attractive and well positioned to benefit from a broadening of the market.

TERMS TO KNOW

GROWTH STOCK Growth stocks are those that are expected to experience rapid growth resulting from strong sales, dominant market positions and talented management teams. Because these stocks are in demand, they're generally more expensive than value stocks.

NARROW MARKET A narrow market is a securities market in which most of the gains are earned by only a small group of companies. In 1998 and most of 1999, a narrow market existed in which only the largest growth-style stocks enjoyed robust gains.

SECTOR A sector comprises stocks usually found in related industries. Financial, economic, business and other developments may affect stocks within a market sector similarly.

VALUE STOCK Value stocks are considered to be bargain stocks because they are perceived as undervalued and attractively priced relative to a measure of their true worth, such as earnings potential, book value, cash flow or dividend yield.

INDUSTRY SECTORS

A SIX-MONTH COMPARISON
DATA SHOWS THE PERCENTAGE OF COMMON STOCKS IN THE PORTFOLIO THAT EACH SECTOR REPRESENTED ON MARCH 31, 2000 AND SEPTEMBER 30, 1999.
[BAR GRAPH]

                                                                   KEMPER U.S. GROWTH AND             KEMPER U.S. GROWTH AND
                                                                   INCOME FUND ON 3/31/00             INCOME FUND ON 9/30/99
                                                                   ----------------------             ----------------------
TECHNOLOGY                                                                  19.5                                4.9
FINANCE                                                                     18.2                               14.1
CAPITAL GOODS                                                               15.2                               17.9
COMMUNICATIONS SERVICES                                                     13.5                               17.8
CONSUMER NON-DURABLES                                                       11.1                               12.9
ENERGY                                                                        10                               10.9
HEALTH CARE                                                                  9.1                                4.9
UTILITIES                                                                    2.3                                3.7
BASIC MATERIALS                                                              0.8                                4.1
TRANSPORTATION                                                               0.3                                5.5
OTHER                                                                          0                                3.3

A COMPARISON WITH THE STANDARD & POOR'S 500 STOCK INDEX*
DATA SHOWS THE PERCENTAGE OF COMMON STOCKS IN THE PORTFOLIO THAT EACH SECTOR OF THE KEMPER U.S. GROWTH AND INCOME FUND REPRESENTED ON MARCH 31, 2000, COMPARED WITH THE INDUSTRY SECTORS THAT MAKE UP THE FUND'S BENCHMARK, THE STANDARD & POOR'S 500 STOCKS INDEX.
[BAR GRAPH]

                                                                   KEMPER U.S. GROWTH AND          STANDARD & POOR'S 500 STOCK
                                                                   INCOME FUND ON 3/31/00                 INDEX 3/31/00
                                                                   ----------------------          ---------------------------
TECHNOLOGY                                                                  19.5                               33.7
FINANCE                                                                     18.2                                 12
CAPITAL GOODS                                                               15.2                                7.9
COMMUNICATIONS SERVICES                                                     13.5                                7.5
CONSUMER NON-DURABLES                                                       11.1                               18.6
ENERGY                                                                        10                                5.4
HEALTH CARE                                                                  9.1                                9.3
UTILITIES                                                                    2.3                                2.5
BASIC MATERIALS                                                              0.8                                2.5
TRANSPORTATION                                                               0.3                                0.6

* THE STANDARD & POOR'S 500 STOCK INDEX IS AN UNMANAGED INDEX GENERALLY REPRESENTATIVE OF THE U.S. STOCK MARKET.

LARGEST HOLDINGS

THE FUND'S 10 LARGEST HOLDINGS*
Representing 32.1 percent of the fund's portfolio on March 31, 2000

               HOLDINGS                        DESCRIPTION                        PERCENT
-----------------------------------------------------------------------------------------
1.             INTEL                           Engaged in the design,               5.0%
                                               development, manufacture and
                                               sale of advanced semiconductors
                                               and integrated circuits.
-----------------------------------------------------------------------------------------
2.             CORNING                         Engaged in the fiber-optics          4.8%
                                               business and the manufacture
                                               and sale of products made from
                                               specialty glasses and related
                                               inorganic materials for the
                                               specialty materials,
                                               communications and consumer
                                               product markets.
-----------------------------------------------------------------------------------------
3.             EXXON MOBIL                     Produces, transports, refines        4.3%
                                               and markets petroleum and
                                               natural gas and related
                                               products.
-----------------------------------------------------------------------------------------
4.             ORACLE                          The company is the leading           3.5%
                                               developer of database
                                               management systems software,
                                               which lets multiple users and
                                               applications access the same
                                               data simultaneously.
-----------------------------------------------------------------------------------------
5.             GENERAL ELECTRIC                A broadly diversified company        2.7%
                                               with major businesses in power
                                               generators, appliances,
                                               lighting, plastics, medical
                                               systems, aircraft engines,
                                               financial services and
                                               broadcasting.
-----------------------------------------------------------------------------------------
6.             MARSH & MCLENNAN                The world's largest insurance        2.5%
               COMPANIES                       brokerage company.
-----------------------------------------------------------------------------------------
7.             AMERICAN HOME                   Manufactures and markets health      2.4%
               PRODUCTS                        care products, including
                                               pharmaceuticals, consumer
                                               health care products and
                                               medical supplies
-----------------------------------------------------------------------------------------
8.             CITIGROUP                       A worldwide bank holding             2.3%
                                               company that provides a broad
                                               array of financial services.
-----------------------------------------------------------------------------------------
9.             MICROSOFT                       Develops, markets and supports       2.3%
                                               a variety of software,
                                               operating systems, language and
                                               application programs
-----------------------------------------------------------------------------------------
10.            AMERICAN                        The leading U.S.-based               2.3%
               INTERNATIONAL                   international insurance
               GROUP                           organization and among the
                                               largest underwriters of
                                               commercial and industrial
                                               coverage in the U.S.
-----------------------------------------------------------------------------------------

*THE FUND'S HOLDINGS ARE SUBJECT TO CHANGE.

PORTFOLIO OF INVESTMENTS

KEMPER U.S. GROWTH & INCOME FUND
Portfolio of Investments at March 31, 2000 (unaudited)

    REPURCHASE AGREEMENTS--1.5%                                                           PRINCIPAL AMOUNT       VALUE
                                             State Street Bank & Trust Company, 6.05%,
                                               to be repurchased at $1,196,603 on
                                               04/03/2000**
                                             (Cost: $1,196,000)                              $1,196,000       $ 1,196,000
    COMMON STOCKS--98.5%                                                                       SHARES

    CONSUMER DISCRETIONARY--1.4%
    DEPARTMENT & CHAIN STORES
                                             Wal-Mart Stores, Inc.                                9,300           516,150
                                             ----------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------

    CONSUMER STAPLES--4.9%
    ALCOHOL & TOBACCO--1.5%
                                             Anheuser-Busch Companies, Inc.                       8,900           554,025
                                             ----------------------------------------------------------------------------

    FOOD & BEVERAGE--2.0%
                                             PepsiCo, Inc.                                       20,400           705,075
                                             ----------------------------------------------------------------------------

    PACKAGED GOODS COSMETICS--1.4%
                                             Avon Products, Inc.                                 17,300           502,781
                                             ----------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------

    HEALTH--8.9%
    BIOTECHNOLOGY--0.5%
                                             Amgen Inc.*                                          3,200           196,400
                                             ----------------------------------------------------------------------------

    MEDICAL SUPPLY & SPECIALTY--2.2%
                                             Becton, Dickinson & Co.                              6,600           173,663
                                             Medtronic, Inc.                                     11,800           606,963
                                             ----------------------------------------------------------------------------
                                                                                                                  780,626

    PHARMACEUTICALS--6.2%
                                             American Home Products Corp.                        16,600           890,175
                                             Bristol-Myers Squibb Co.                            11,250           649,688
                                             Johnson & Johnson, Inc.                              3,800           266,238
                                             Merck & Co., Inc.                                    7,000           434,875
                                             ----------------------------------------------------------------------------
                                                                                                                2,240,976
-------------------------------------------------------------------------------------------------------------------------

    COMMUNICATIONS--9.7%
    TELEPHONE/COMMUNICATIONS
                                             AT&T Corp.                                           7,000           393,750
                                             Bell Atlantic Corp.                                  9,750           595,969
                                             BellSouth Corp.                                     15,000           705,000
                                             GTE Corp.                                            9,300           660,300
                                             Global Crossing Ltd.*                                8,371           342,687
                                             SBC Communications, Inc.                             7,811           328,062
                                             Sprint Corp.                                         7,700           485,100
                                             ----------------------------------------------------------------------------
                                                                                                                3,510,868

 10 The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS

                                                                                               SHARES            VALUE

    FINANCIAL--17.9%
    BANKS--5.7%
                                             Chase Manhattan Corp.                                8,150       $   710,578
                                             First Union Corp.                                   12,415           462,459
                                             FleetBoston Financial Corp.                         12,000           438,000
                                             J.P. Morgan & Co., Inc.                              1,200           158,100
                                             US Bancorp                                          13,625           298,047
                                             ----------------------------------------------------------------------------
                                                                                                                2,067,184

    INSURANCE--2.3%
                                             American International Group, Inc.                   7,600           832,200
                                             ----------------------------------------------------------------------------

    CONSUMER FINANCE--2.9%
                                             American Express Co.                                 1,400           208,513
                                             Citigroup, Inc.                                     14,400           854,100
                                             ----------------------------------------------------------------------------
                                                                                                                1,062,613

    OTHER FINANCIAL COMPANIES--6.6%
                                             Federal National Mortgage Association               14,275           805,645
                                             Marsh & McLennan Companies, Inc.                     8,300           915,594
                                             Morgan Stanley Dean Witter & Co.                     7,800           636,188
                                             ----------------------------------------------------------------------------
                                                                                                                2,357,427

    REAL ESTATE--0.4%
                                             General Growth Properties, Inc. (REIT)               4,600           140,013
                                             ----------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------

    MEDIA--3.6%
    ADVERTISING--0.8%
                                             Interpublic Group of Companies, Inc.                 5,800           274,050
                                             ----------------------------------------------------------------------------

    BROADCASTING & ENTERTAINMENT--2.2%
                                             Walt Disney Co.                                     18,900           781,988
                                             ----------------------------------------------------------------------------

    CABLE TELEVISION--0.6%
                                             Comcast Corp. "A"                                    5,200           225,550
                                             ----------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------

    SERVICE INDUSTRIES--4.7%
    EDP SERVICES--2.6%
                                             Electronic Data Systems Corp.                        9,100           584,106
                                             First Data Corp.                                     8,400           371,700
                                             ----------------------------------------------------------------------------
                                                                                                                  955,806

    MISCELLANEOUS COMMERCIAL
      SERVICES--0.5%
                                             Sabre Holdings, Inc. "A"                             4,684           173,015
                                             ----------------------------------------------------------------------------

    PRINTING/PUBLISHING--1.6%
                                             McGraw-Hill, Inc.                                   12,300           559,650
                                             ----------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------

    DURABLES--3.3%
    AEROSPACE--1.3%
                                             Rockwell International Corp.                        11,500           480,844
                                             ----------------------------------------------------------------------------

    AUTOMOBILES--1.3%
                                             Ford Motor Co.                                      10,325           474,305
                                             ----------------------------------------------------------------------------

    CONSTRUCTION/AGRICULTURAL
      EQUIPMENT--0.7%
                                             Deere & Co.                                          6,600           250,800
                                             ----------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.  11

                                                        PORTFOLIO OF INVESTMENTS

                                                                                               SHARES            VALUE

    MANUFACTURING--11.6%
    CHEMICALS--2.6%
                                             Dow Chemical Co.                                     6,400       $   729,600
                                             E.I. du Pont de Nemours & Co.                        3,900           206,213
                                             ----------------------------------------------------------------------------
                                                                                                                  935,813

    DIVERSIFIED MANUFACTURING--2.7%
                                             General Electric Co.                                 6,300           977,681
                                             ----------------------------------------------------------------------------

    INDUSTRIAL SPECIALTY--4.8%
                                             Corning, Inc.                                        9,075         1,760,550
                                             ----------------------------------------------------------------------------

    MACHINERY/COMPONENTS/ CONTROLS--1.5%
                                             Parker-Hannafin Corp.                               12,700           524,669
                                             ----------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------

    TECHNOLOGY--19.2%
    COMPUTER SOFTWARE--8.1%
                                             America Online, Inc.*                                5,700           383,325
                                             Computer Associates International, Inc.              6,900           408,395
                                             Microsoft Corp.*                                     8,000           850,000
                                             Oracle Corp.*                                       16,400         1,280,225
                                             ----------------------------------------------------------------------------
                                                                                                                2,921,945

    ELECTRONIC COMPONENTS/
      DISTRIBUTORS--1.7%
                                             Cisco Systems, Inc.*                                 8,100           626,231
                                             ----------------------------------------------------------------------------

    ELECTRONIC DATA PROCESSING--3.8%
                                             Compaq Computer Corp.                               16,500           439,313
                                             Hewlett-Packard Co.                                  3,400           450,713
                                             International Business Machines Corp.                4,000           472,000
                                             ----------------------------------------------------------------------------
                                                                                                                1,362,026

    SEMICONDUCTORS--5.6%
                                             Conexant Systems, Inc.*                              2,600           184,600
                                             Intel Corp.                                         13,900         1,833,924
                                             ----------------------------------------------------------------------------
                                                                                                                2,018,524
-------------------------------------------------------------------------------------------------------------------------

    ENERGY--9.9%
    OIL & GAS PRODUCTION--6.6%
                                             Exxon Mobil Corp.                                   20,449         1,591,188
                                             Texaco, Inc.                                        14,625           784,266
                                             ----------------------------------------------------------------------------
                                                                                                                2,375,454

    OIL COMPANIES--2.1%
                                             Chevron Corp.                                        8,275           764,920
                                             ----------------------------------------------------------------------------

    OILFIELD SERVICES/ EQUIPMENT--1.2%
                                             Schlumberger Ltd.                                    5,600           428,400
                                             ----------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------

    METALS & MINERALS--0.8%
    STEEL & METALS
                                             Alcoa, Inc.                                          3,900           273,975
                                             ----------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------

    TRANSPORTATION--0.3%
    AIRLINES
                                             AMR Corp.*                                           3,300           105,188
                                             ----------------------------------------------------------------------------

 12 The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS

                                                                                               SHARES            VALUE

    UTILITIES--2.3%
    ELECTRIC UTILITIES
                                             FPL Group, Inc.                                      6,500       $   299,406
                                             Unicom Corp.                                        14,125           515,563
                                             ----------------------------------------------------------------------------
                                                                                                                  814,969
                                             ----------------------------------------------------------------------------
                                             TOTAL COMMON STOCKS
                                             (Cost $30,792,908)                                                35,532,691
                                             ----------------------------------------------------------------------------
                                             TOTAL INVESTMENT PORTFOLIO--100%
                                             (Cost $31,988,908)(a)                                            $36,728,691
                                             ----------------------------------------------------------------------------

 NOTES TO PORTFOLIO OF INVESTMENTS

 * Non-income producing security.

** Repurchase agreements are fully collateralized by U.S. Treasury on Government agency securities.

(a) The cost for federal income tax purposes was $31,988,908. At March 31, 2000, net unrealized appreciation for all investment securities based on tax cost of $4,739,783. This consisted of aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost of $6,305,362 and aggregate gross unrealized depreciation for all investment securities in which there was an excess of tax cost over value of $1,565,579.

    The accompanying notes are an integral part of the financial statements.  13

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
As of March 31, 2000 (unaudited)

ASSETS
Investments in securities, at value (cost $31,988,908)          $36,728,691
---------------------------------------------------------------------------
Receivable for investments sold                                     311,163
---------------------------------------------------------------------------
Dividends receivable                                                 36,900
---------------------------------------------------------------------------
Interest receivable                                                     201
---------------------------------------------------------------------------
Receivable for Fund shares sold                                      82,066
---------------------------------------------------------------------------
Deferred organization expense                                         5,902
---------------------------------------------------------------------------
TOTAL ASSETS                                                     37,164,923
---------------------------------------------------------------------------
 LIABILITIES
Due to custodian bank                                                99,842
---------------------------------------------------------------------------
Payable for investments purchased                                   613,915
---------------------------------------------------------------------------
Payable for Fund shares redeemed                                      1,040
---------------------------------------------------------------------------
Other accrued expenses                                               95,162
---------------------------------------------------------------------------
Total liabilities                                                   809,959
---------------------------------------------------------------------------
NET ASSETS, AT VALUE                                            $36,354,964
---------------------------------------------------------------------------
 NET ASSETS
Net assets consist of:
Undistributed net investment income (loss)                      $   (27,136)
---------------------------------------------------------------------------
Net unrealized appreciation (depreciation) on investment
securities                                                        4,739,783
---------------------------------------------------------------------------
Accumulated net realized gain (loss)                             (2,539,802)
---------------------------------------------------------------------------
Paid-in capital                                                  34,182,119
---------------------------------------------------------------------------
NET ASSETS, AT VALUE                                            $36,354,964
---------------------------------------------------------------------------
 NET ASSET VALUE AND OFFERING PRICE
CLASS A SHARES
  Net asset value and redemption price per share
  ($17,400,008 / 1,609,551 outstanding shares of beneficial
  interest, $.01 par value, unlimited number of shares
  authorized)                                                        $10.81
---------------------------------------------------------------------------
  Maximum offering price per share (100/94.25 of 10.81)              $11.47
---------------------------------------------------------------------------
CLASS B SHARES
  Net asset value, offering and redemption price (subject to contingent deferred sales charge) per share ($15,600,733 /
  1,446,615 outstanding shares of beneficial interest, $.01
  par value, unlimited number of shares authorized)                  $10.78
---------------------------------------------------------------------------
CLASS C SHARES
  Net asset value, offering and redemption price (subject to contingent deferred sales charge) per share ($3,354,223 /
  311,420 outstanding shares of beneficial interest, $.01
  par value, unlimited number of shares authorized)                  $10.77
---------------------------------------------------------------------------

 14 The accompanying notes are an integral part of the financial statements.

FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS
Six months ended March 31, 2000 (unaudited)

INVESTMENT INCOME
Dividends (net of foreign taxes withheld of $158)               $   313,947
---------------------------------------------------------------------------
Interest                                                             41,088
---------------------------------------------------------------------------
Total income                                                        355,035
---------------------------------------------------------------------------
Expenses:
Management fee                                                      111,623
---------------------------------------------------------------------------
Services to shareholders                                             97,398
---------------------------------------------------------------------------
Custodian and accounting fees                                        36,077
---------------------------------------------------------------------------
Distribution services fees                                           70,392
---------------------------------------------------------------------------
Administrative services fees                                         46,516
---------------------------------------------------------------------------
Auditing                                                             28,975
---------------------------------------------------------------------------
Legal                                                                 7,813
---------------------------------------------------------------------------
Trustees' fees and expenses                                           9,800
---------------------------------------------------------------------------
Reports to shareholders                                              10,600
---------------------------------------------------------------------------
Registration fees                                                     1,048
---------------------------------------------------------------------------
Amortization of organization expenses                                 1,098
---------------------------------------------------------------------------
Other                                                                 1,831
---------------------------------------------------------------------------
Total expenses, before expense reductions                           423,171
---------------------------------------------------------------------------
Expense reductions                                                 (116,937)
---------------------------------------------------------------------------
Total expenses, after expense reductions                            306,234
---------------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS)                                         48,801
---------------------------------------------------------------------------
 REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT TRANSACTIONS
Net realized gain (loss) from investments                        (1,519,623)
---------------------------------------------------------------------------
Net unrealized appreciation (depreciation) during the period
on investments                                                    4,304,872
---------------------------------------------------------------------------
Net gain (loss) on investment transactions                        2,785,249
---------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
OPERATIONS                                                      $ 2,834,050
---------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.  15

FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS

                                                                 SIX MONTHS
                                                                   ENDED
                                                                 MARCH 31,               YEAR ENDED
                                                                    2000                SEPTEMBER 30,
                                                                (UNAUDITED)                 1999
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income (loss)                                    $     48,801            $    269,093
-----------------------------------------------------------------------------------------------------
Net realized gain (loss)                                          (1,519,623)               (583,498)
-----------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) on investment
transaction                                                        4,304,872               1,958,912
-----------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
operations                                                         2,834,050               1,644,507
-----------------------------------------------------------------------------------------------------
Distributions to shareholders:
From net investment income
  Class A                                                            (67,591)               (174,068)
-----------------------------------------------------------------------------------------------------
  Class B                                                            (26,138)                (52,381)
-----------------------------------------------------------------------------------------------------
  Class C                                                             (5,963)                (23,486)
-----------------------------------------------------------------------------------------------------
Fund share transactions:
Proceeds from shares sold                                         12,261,055              27,739,907
-----------------------------------------------------------------------------------------------------
Reinvestment of distributions                                         92,379                 236,074
-----------------------------------------------------------------------------------------------------
Cost of shares redeemed                                          (13,217,394)            (13,448,987)
-----------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from fund share
transactions                                                        (863,960)             14,526,994
-----------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:                                 1,870,398              15,921,566
  Net assets at beginning of period                               34,484,566              18,563,000
-----------------------------------------------------------------------------------------------------
Net assets at end of period (including undistributed net
investment income (loss) of ($27,136) and $23,755,
respectively)                                                   $ 36,354,964            $ 34,484,566
-----------------------------------------------------------------------------------------------------

 16 The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS

  The following table includes selected data for a share outstanding throughout the period and other performance information derived from the financial statements.

                                                                       CLASS A
                                                                                  FOR THE PERIOD
                                                   SIX MONTHS                     JANUARY 30, 1998
                                                    ENDED                         (COMMENCEMENT OF
                                                   MARCH 31,     YEAR ENDED       OPERATIONS) TO
                                                     2000        SEPTEMBER 30,    SEPTEMBER 30,
                                                   (UNAUDITED)      1999             1998
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                 $ 9.99            9.12              9.50
---------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income (loss) (a)                        .03             .13               .07
---------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on
investment transactions                                 .83             .86              (.38)
---------------------------------------------------------------------------------------------------
Total from investment operations                        .86             .99              (.31)
---------------------------------------------------------------------------------------------------
Less distributions from:
Net investment income                                  (.04)          (0.12)            (0.07)
---------------------------------------------------------------------------------------------------
Total distributions                                    (.04)          (0.12)            (0.07)
---------------------------------------------------------------------------------------------------
Net asset value, end of period                        10.81            9.99              9.12
---------------------------------------------------------------------------------------------------
TOTAL RETURN % (B)(C)                                  8.59**         10.87             (3.36)**
 RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
Net assets, end of period ($ in thousands)           17,400          17,118
---------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)        1.65*           2.10              2.59*
---------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)         1.28*           1.24              1.36*
---------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)               .63*           1.29              1.56*
---------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                             107*             74                93*
---------------------------------------------------------------------------------------------------

                                                                       CLASS B
                                                                                  FOR THE PERIOD
                                                   SIX MONTHS                     JANUARY 30, 1998
                                                    ENDED                         (COMMENCEMENT OF
                                                   MARCH 31,     YEAR ENDED       OPERATIONS) TO
                                                     2000        SEPTEMBER 30,    SEPTEMBER 30,
                                                   (UNAUDITED)      1999             1998
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                 $ 9.98            9.12              9.50
---------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income (loss) (a)                       (.01)            .05               .03
---------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on
investment transactions                                 .83             .86              (.38)
---------------------------------------------------------------------------------------------------
Total from investment operations                        .82             .91              (.35)
---------------------------------------------------------------------------------------------------
Less distributions from:
Net investment income                                  (.02)          (0.05)            (0.03)
---------------------------------------------------------------------------------------------------
Total distributions                                    (.02)          (0.05)            (0.03)
---------------------------------------------------------------------------------------------------
Net asset value, end of period                        10.78            9.98              9.12
---------------------------------------------------------------------------------------------------
TOTAL RETURN % (B)(C)                                  8.19**          9.96             (3.72)**
 RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
Net assets, end of period ($ in thousands)           15,601          14,564
---------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)        2.54*           2.97              3.49*
---------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)         2.01*           2.01              2.01*
---------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)              (.10)*           .52               .91*
---------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                             107*             74                93*
---------------------------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

                                                                       CLASS C
                                                                                  FOR THE PERIOD
                                                   SIX MONTHS                     JANUARY 30, 1998
                                                    ENDED                         (COMMENCEMENT OF
                                                   MARCH 31,     YEAR ENDED       OPERATIONS) TO
                                                     2000        SEPTEMBER 30,    SEPTEMBER 30,
                                                   (UNAUDITED)     1999              1998
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                  $9.97           9.12               9.50
---------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income (loss) (a)                       (.01)           .06                .03
---------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on
investment transactions                                 .83            .84               (.38)
---------------------------------------------------------------------------------------------------
Total from investment operations                        .82            .90               (.35)
---------------------------------------------------------------------------------------------------
Less distributions from:
Net investment income                                  (.02)         (0.05)             (0.03)
---------------------------------------------------------------------------------------------------
Total distributions                                    (.02)         (0.05)             (0.03)
---------------------------------------------------------------------------------------------------
Net asset value, end of period                        10.77           9.97               9.12
---------------------------------------------------------------------------------------------------
TOTAL RETURN % (B)(C)                                  8.21**         9.88              (3.71)**
 RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
Net assets, end of period ($ in thousands)            3,354          2,803
---------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)        2.84*          2.78               3.25*
---------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)         1.99*          1.99               1.99*
---------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)              (.08)*          .54                .93*
---------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                             107*            74                 93*
---------------------------------------------------------------------------------------------------

 * Annualized

** Not annualized

(a) Based on monthly average shares outstanding during the period.

(b) Total return does not reflect the effect of any sales charges.

(c) Total return would have been lower had certain expenses not been reduced.

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

1    SIGNIFICANT
     ACCOUNTING POLICIES     Kemper U.S. Growth and Income Fund (the "Fund") is
                             registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, diversified management investment company organized as a Massachusetts business trust.

                             The Fund offers multiple classes of shares. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class.

                             Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares except that each class bears certain expenses unique to that class such as distribution services, shareholder services, administrative services and certain other class specific expenses. Differences in class expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class specific arrangements.

                             The Fund's financial statements are prepared in accordance with generally accepted accounting principles which require the use of management estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

                             SECURITY VALUATION. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange. Securities which are traded on U.S. or foreign stock exchanges are valued at the most recent sale price reported on the exchange on which the security is traded most extensively. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation is used. Securities quoted on the Nasdaq Stock Market ("Nasdaq"), for which there have been sales, are valued at the most recent sale price reported. If there are no such sales, the value is the most recent bid quotation. Securities which are not quoted on Nasdaq but are traded in another over-the-counter market are valued at the most recent sale price, or if no sale occurred, at the calculated mean between the most recent bid and asked quotations on such market. If there are no such bid and asked quotations, the most recent bid quotation shall be used.

                             Portfolio debt securities purchased with an original maturity greater than sixty days are valued by pricing agents approved by the officers of the Trust, whose quotations reflect broker/dealer-supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bona fide market maker shall be used. Money market instruments purchased with an original maturity of sixty days or less are valued at amortized cost. All other securities are valued at their fair

NOTES TO FINANCIAL STATEMENTS

                             value as determined in good faith by the Valuation Committee of the Board of Trustees.

                             REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian or sub-custodian bank, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value is equal to at least the principal amount of the repurchase price plus accrued interest.

                             FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

                             At September 30, 1999, the Fund had a net tax basis capital loss carryforward of approximately $670,000 which may be applied against any realized net taxable gains of each succeeding year until fully utilized or until September 30, 2006 ($407,000) and September 30, 2007 ($263,000), the respective expiration dates, whichever occurs first. In addition, from November 1, 1998 through September 30, 1999, the Fund incurred approximately $347,000 of net realized capital losses. As permitted by tax regulations, the Fund intends to defer these losses and treat them as arising in the fiscal year ended September 30, 2000.

                             DISTRIBUTION OF INCOME AND GAINS. Distributions of net investment income, if any, are made quarterly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

                             The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles.

                             INVESTMENT TRANSACTIONS AND INVESTMENT
                             INCOME. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Realized gains and losses from investment transactions are recorded on an identified cost basis. All discounts and premiums are amortized for both tax and financial reporting purposes.

                             ORGANIZATION COSTS. Costs incurred by the Fund in connection with its organization have been deferred and are being amortized on a straight-line basis over a five-year period.

--------------------------------------------------------------------------------

2    PURCHASES AND
     SALES OF SECURITIES     For the six months ended March 31, 2000, investment
                             transactions (excluding short-term instruments) are as follows:

                                       Purchases                                               $18,902,429
                                       Proceeds from sales                                      20,043,034

--------------------------------------------------------------------------------

3    TRANSACTIONS WITH
     AFFILIATES              MANAGEMENT AGREEMENT. The Fund has a management
                             agreement with Scudder Kemper Investments, Inc.
                             (Scudder Kemper). The Fund pays a monthly investment management fee of 1/12 of the annual rate of .60% of the first

NOTES TO FINANCIAL STATEMENTS

                             $250 million of average daily net assets declining to .53% of average daily net assets in excess of $12.5 billion. The Fund incurred a management fee of $61,962 for the six months ended March 31, 2000 which was equivalent to an annualized effective rate of .33%, after an expense waiver of $49,661 by Scudder Kemper. In addition, certain affiliates agreed to temporarily waive their fees. Under these arrangements, Scudder Kemper and its affiliates waived expenses of $116,127 for the six months ended March 31, 2000.

                             UNDERWRITING AND DISTRIBUTION SERVICES
                             AGREEMENT. The Fund has an underwriting and distribution services agreement with Kemper Distributors, Inc. (KDI). Underwriting commissions retained by KDI in connection with the distribution of Class A shares for the six months ended March 31, 2000 are $4,989.

                             For services under the distribution services agreement, the Fund pays KDI a fee of .75% of average daily net assets of the Class B and class C shares pursuant to separate Rule 12b-1 plans for the Class B and Class C shares. Pursuant to the agreement, KDI enters into related selling group agreements with various firms at various rates for sales of Class B and Class C shares. In addition, KDI receives any contingent deferred sales charges
                             (CDSC) from redemptions of Class B and Class C shares. Distribution fees and CDSC received by KDI for the six months ended March 31, 2000 are $75,827, after an expense waiver of $19,950, of which $18,430 is unpaid at March 31, 2000.

                             ADMINISTRATIVE SERVICES AGREEMENT. The Trust has an administrative services agreement with Kemper Distributors, Inc. (KDI). For providing information and administrative services to shareholders, the Fund pays KDI a fee at an annual rate of up to .25% of average daily net assets. KDI in turn has various agreements with financial services firms that provided these services and pays these firms based on assets of fund accounts the firms service. The Fund incurred no administrative services fees for the six months ended March 31, 2000, after an expense waiver of $46,516.

                             SHAREHOLDER SERVICES AGREEMENT. Pursuant to a services agreement with the Fund's transfer agent, Kemper Service Company (KSvC) is the shareholder service agent of the Fund. The Fund incurred shareholder services fees of $81,434 for the six months ended March 31, 2000, of which $18,874 is unpaid at March 31, 2000.

                             FUND ACCOUNTING AGENT. Scudder Fund Accounting Corporation, a subsidiary of Scudder Kemper, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. For the six months ended March 31, 2000, the amount charged to the Fund by SFAC aggregated $31,125 of which $5,189 is unpaid at March 31, 2000.

                             OFFICERS AND TRUSTEES. Certain officers or trustees of the Fund are also officers or directors of Scudder Kemper. For the six months ended March 31, 2000, the Fund made no payments to its officers and incurred trustees' fees of $9,800 to independent trustees.

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

4    CAPITAL SHARE
     TRANSACTIONS            The following table summarizes the activity in
                             capital shares of the Fund:

                                                                   SIX MONTHS ENDED                         YEAR ENDED
                                                                    MARCH 31, 2000                      SEPTEMBER 30, 1999
                                                              ---------------------------           ---------------------------
                                                               SHARES           AMOUNT               SHARES           AMOUNT
                                       SHARES SOLD
                                        Class A                 575,471       $ 5,973,352           1,269,644       $13,508,855
                                       ----------------------------------------------------------------------------------------
                                        Class B                 413,235       $ 4,292,550             988,435        10,195,577
                                       ----------------------------------------------------------------------------------------
                                        Class C                 172,669       $ 1,797,327             395,004         4,035,475
                                       ----------------------------------------------------------------------------------------
                                        SHARES ISSUED IN REINVESTMENT OF DIVIDENDS
                                        Class A                   5,996            62,825              16,213           164,090
                                       ----------------------------------------------------------------------------------------
                                        Class B                   2,326            24,358               5,024            49,999
                                       ----------------------------------------------------------------------------------------
                                        Class C                     497             5,196               2,212            21,985
                                       ----------------------------------------------------------------------------------------
                                        SHARES REDEEMED
                                        Class A                (704,318)       (7,284,409)           (547,953)       (5,724,588)
                                       ----------------------------------------------------------------------------------------
                                        Class B                (409,598)       (4,262,331)           (251,471)       (2,915,564)
                                       ----------------------------------------------------------------------------------------
                                        Class C               $(142,856)       (1,472,828)           (458,960)       (4,808,835)
                                       ----------------------------------------------------------------------------------------
                                        CONVERSION OF SHARES
                                        Class A                  18,473       $   197,826              13,296           140,252
                                       ----------------------------------------------------------------------------------------
                                        Class B                 (18,492)         (197,826)            (13,321)         (140,252)
                                       ----------------------------------------------------------------------------------------
                                        NET INCREASE (DECREASE) FROM
                                        CAPITAL SHARE TRANSACTIONS            $  (863,960)                          $14,526,994
                                       ----------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

5    EXPENSE OFF-SET
     ARRANGEMENTS            The Fund has entered into arrangements with its
                             custodian whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's expenses. During the period, the Fund's custodian fees were reduced by $810 under these arrangements.

--------------------------------------------------------------------------------

6    LINE OF CREDIT          The Fund and several Kemper Funds (the
                             "Participants") share in a $750 million revolving credit facility for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated pro rata amount each of the Participants. Interest is calculated based on the market rates at the time of the borrowing. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

NOTES

TRUSTEES&OFFICERS

TRUSTEES                          OFFICERS

JAMES E. AKINS                    MARK S. CASADY                    WILLIAM F. TRUSCOTT
Trustee                           President                         Vice President

JAMES R. EDGAR                    PHILLIP J. COLLORA                LINDA J. WONDRACK
Trustee                           Vice President and                Vice President
                                  Secretary
ARTHUR R. GOTTSCHALK                                                MAUREEN E. KANE
Trustee                           JOHN R. HEBBLE                    Assistant Secretary
                                  Treasurer
FREDERICK T. KELSEY                                                 CAROLINE PEARSON
Trustee                           JAMES M. EYSENBACH                Assistant Secretary
                                  Vice President
KATHRYN L. QUIRK                                                    BRENDA LYONS
Trustee and Vice President        THOMAS W. LITTAUER                Assistant Treasurer
                                  Vice President
FRED B. RENWICK
Trustee                           ANN M. MCCREARY
                                  Vice President
JOHN G. WEITHERS
Trustee                           KATHLEEN MILLARD
                                  Vice President

 .............................................................................................
LEGAL COUNSEL                         DECHERT PRICE & RHOADS
                                      Ten Post Office Square South
                                      Boston, MA 02109
 .............................................................................................
TRANSFER AGENT AND                    KEMPER SERVICE COMPANY
SHAREHOLDER                           P.O. Box 219557
SERVICE AGENT                         Kansas City, MO 64121
 .............................................................................................
CUSTODIAN                             STATE STREET BANK AND TRUST COMPANY
                                      225 Franklin Street
                                      Boston, MA 02109
 .............................................................................................
INDEPENDENT AUDITORS                  ERNST & YOUNG
                                      233 South Wacker Drive
                                      Chicago, IL 60606
 .............................................................................................
PRINCIPAL UNDERWRITER                 KEMPER DISTRIBUTORS, INC.
                                      222 South Riverside Plaza Chicago, IL 60606
                                      www.kemper.com

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